New York, New York                                              $
August 11, 2000


                             SECURED PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned Global iTechnology, Inc., a Delaware Corporation with offices at 317 Madison Avenue, Suite 807, New York, New York 10017 ("Borrower"), promises to pay____________, residing at _______________________________ ("Lender"), the unpaid amount of principal set forth above, with interest at the Interest Rate (as hereinafter defined) on the unpaid principal amount from the date hereof until the said principal amount has been paid in full, whether at the Maturity Date (as hereinafter defined) or otherwise, all as more fully set forth herein.

         This Note is given by Borrower to Lender pursuant to and is entitled to the benefits of the Pledge, Escrow and Security Agreement between the parties hereto of even date herewith (the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid. Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement. This
Note is secured by a lien and security interest in certain of Borrower's assets granted by Borrower to Lender, more fully described in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of the Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time and in the currency herein prescribed.

         The "Interest Rate" shall be eight percent (8%) per annum, until the principal amount of this Note, together with all unpaid accrued interest, thereon, shall have been paid in full; provided, however, that in no event shall the Interest Rate exceed the maximum rate or amount permitted by applicable law. Accrued interest shall be computed on the basis of a 365 day year for the actual number of days elapsed during the period for which computed and shall be paid by Borrower to Lender together when principal payments are due. Each payment of principal and interest shall first be applied to accrued interest due hereunder and the balance, if any, to the principal hereof.

         The "Maturity Date" shall be the date that is the earlier of August 10, 2001, or the date that the entire principal amount and interest on this Note shall become due and payable by reason of acceleration due to the occurrence of an Event of Default (as hereinafter defined) or otherwise. Borrower shall have the right, at any time, to prepay the principal, in whole or in part, without premium or penalty, upon at least three Business Days irrevocable notice to Lender specifying (i) the amount to be prepaid and (ii) the date of such prepayment. If any such notice is given, Borrower shall make the prepayment specified therein, and such prepayment shall be due and payable as specified therein. The Borrower will prepay the entire principal balance in the event it receives proceeds of an equity financing or financing exceeding $1,000,000 on the second business day following the date the Borrower completes a financing ("Mandatory Prepayments"). Concurrently with each Mandatory
Prepayment, the Borrower will pay interest (whether or not capitalized) associated with such Mandatory Prepayment.

EVENTS OF DEFAULT. Each of the following specified events hereby constitutes and is herein referred to individually as an "Event of Default":

         (a) Borrower's failure to make or cause to be made any payments to Lender under this Note or under any other note or agreement now existing or hereafter to be entered into between the undersigned and Lender when the same are due; or

         (b) Default in the due and timely observance or performance of the covenants, conditions or agreements of Borrower contained in this Note or in any other of the Loan Documents relating to the Collateral; or

         (c) If any financial statement or representation or warranty made by Borrower in connection with this transaction or in any document in connection with the instruments, documents and assignments to be executed by Borrower hereunder or pursuant hereto shall be untrue in any material respect on the date made; or

         (d) Default of any party thereto in the observance or performance by such party of any material term, covenant, condition, warranty or representation made or agreed to in any of the Loan Documents; or

         (e) Suspension by Borrower of its business operations; or

         (f) If any warrant of attachment, execution of other writ shall be issued or levied upon the proceeds or amounts payable pursuant to the Loan Agreement and such attachment, execution or other writ shall remain undischarged and unstayed for a period in excess of thirty (30) days; or

         (g) If Borrower should become insolvent; or should be unable to pay its debts as they mature (including failure to pay the Loan); or should make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; or should file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; or should file an answer admitting the jurisdiction of any court and the material allegations of an involuntary petition filed pursuant to any legislation or governmental regulation relating to bankruptcy or organization; or should join in any petition for an adjudication or for a reorganization or other arrangement; or should become or be adjudicated a bankrupt; or should apply for a consent to the appointment of or consent that an order be made appointing any receiver or trustee for itself or for any of its properties, assets or business; or if an order should be entered pursuant to any legislation or governmental rule relating to bankruptcy or reorganization; or if a receiver or a trustee should be appointed otherwise than upon its own application or consent for all or a substantial part of its properties, assets or business and any such receiver or trustee so appointed is not discharged within thirty (30) days after the date of such appointment.

         Upon the occurrence of an "Event of Default", the entire principal sum and accrued interest shall, upon written or telephonic notice by Lender to Borrower, thereupon become due and payable at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Nothing herein will be deemed to limit or restrict any of Lender's rights under the Loan Agreement in the event of a default by Borrower thereunder, including, without limitation, Lender's rights to deal with or realize upon the collateral as specified herein or therein.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America by, at the option of the Borrower, wired to the bank account of Lender or in same day funds at Lender's office set forth above, or at such place as shall be designated by Lender in writing pursuant to the Loan Agreement for such purpose. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to Borrower as the holder of this Note as the owner and holder of this Note. Each of Lender and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal and interest payments made hereunder.

         All notices and other communications given hereunder shall be given as set forth in the Loan Agreement.

         Borrower consents to any extension of time of payment hereof, release of all or any part of the security, or release of any party liable for this obligation. Any such extension or release may be made without notice to Borrower and without discharging its liability.

         All parties to this Note, whether Borrower, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and all other notices in connection with this Note, except Borrower does not waive notice as to any prejudgment attachment.

         Borrower agrees that all disputes arising, directly or indirectly, out of or relating to this Note and all actions to enforce this Note may be dealt with and adjudicated exclusively in the state courts of New York or the federal courts sitting in the Eastern or Southern Districts of New York, and hereby expressly and irrevocably submits the person to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Note or in any action to enforce this Note. So far as is permitted under the applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified herein or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the person of the Borrower in any such court.

         Provided that service is effected upon Borrower in one of the manners hereafter specified in this Note or as otherwise permitted by law, Borrower irrevocably waives, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying

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of the venue of any such suit,  action or proceeding  brought in such a court as is mentioned in the previous paragraph; (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum; or (iii) any claim that it is not personally subject to the jurisdiction of the above-named courts; provided that if service of process is effected upon Borrower in one of the manners specified in this paragraph or as otherwise permitted by law, Borrower agrees that final judgment from which Borrower has not or may not appeal or further appeal in any such suit, action or proceeding brought in such court of competent jurisdiction shall be conclusive and binding upon Borrower and, may so far as is permitted under the applicable law, be enforced in the courts of any state or any federal court and in any other courts to the jurisdiction of which Borrower is subject, by a suit upon such judgment and that Borrower will not assert any defense, counterclaim, or set off in any such suit upon such judgment.

         Borrower promises to pay all costs and expenses, including reasonable attorney's fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the Maturity Date hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extend permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note is governed by the laws of the State of New York excluding any laws relating to the conflict or choice of laws.

         If any term or provision of this Note or the application thereof to any persons or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is held or unenforceable shall not be affected thereby, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place above written.

                                                  GLOBAL iTECHNOLOGY, INC.


                                                  By:___________________________
                                                        Lee R. Montellaro, CFO